UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2005

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 31, 2005, LCC International, Inc. (the "Company") issued a press release announcing an anticipated delay in filing its amended quarterly reports on Form 10-Q/A for the third quarter of 2004 and the first quarter of 2005, and its amended annual report on Form 10-K/A for the year ended December 31, 2004 (the "Amended Filings"). The Company also announced that, as a result of the foregoing delay, it will be unable to file its quarterly reports on Form 10-Q for the second and third quarters of 2005 (the "2005 Quarterly Reports") until the Amended Filings are completed and filed with the Securities and Exchange Commission (the "SEC") and that it has filed a request with the NASDAQ Listing Qualifications Panel for an additional extension of time to become compliant with the filing requirements of the SEC and Nasdaq Marketplace Rule 4310(c)(14).

The requested extension date for the Amended Filings and 2005 Quarterly Reports is November 23, 2005. On August 16, 2005 the Company received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it did not timely filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005. Following a hearing in September 2005, a Nasdaq Listing Qualifications Panel determined not to delist the Company’s Class A common stock provided, among other things, that the Amended Filings and the Company’s Quarterly Report on Form 10-Q be filed with the SEC on or prior to October 31, 2005.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Press Release which is incorporated herein by reference.
As previously announced, in August 2005 the Company determined that the Company's financial statements in its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2004 and March 31, 2005 and its Annual Report on Form 10-K for the year ended December 31, 2004 should be restated and that such statements, as well as management's assertions on internal controls in such reports, should no longer be relied upon prior to their restatement. The restatements are necessary due primarily to certain miscalculations of revenue earned from a large, fixed-fee contract with one U.S. customer accounted for under the percentage of completion method. The miscalculations were identified by the Company during its review of the Company's second quarter results. In addition, in the process of preparing the restatements, the Company has determined that an error in accounting in 2004 for a related contract with a customer involved with the same project covered by the aforementioned fixed-fee contract had occurred because of a misinterpretation of the contract language.
The anticipated delay in filing of the Amended Filings and the 2005 Quarterly Reports is attributable primarily to the following:

1) Preparation of the amended filings for the third quarter of 2004 and the full year 2004, including review and resolution of the additional error noted above, has required more time than originally anticipated. Furthermore, because the restatements must be done in sequence in order to derive the correct opening and closing balances for each period, the delay in completion of the 2004 restatements has prevented the Company from completing the restatement for the first quarter of 2005 and from closing the books for the second and third quarters of 2005.

2) During the course of the testing conducted by the Company with respect to its contract revenues in connection with the restatement process, other issues were raised and, while they ultimately were found to be immaterial or non-existent, addressing them created further delays in the completion of the necessary work.

3) Due to above issues, the review by the Company’s external auditors of the restated financial statements and the Form 10-Q/A for the third quarter of 2004 and the Form 10-K/A for the full year 2004 is still in progress.

4) As a result of the analysis performed during its reviews, the Company determined that the large, fixed-fee contract in question and a similar fixed-fee contract signed in January 2005 with the same customer were not as favorable to the Company as originally anticipated. As a result, the Company decided to renegotiate certain terms of both contracts. These negotiations lasted longer than anticipated. They were concluded in late September and the Company entered into contract amendments that improve benefits to the Company from these contracts primarily as a result of improved payment terms and by converting the fixed-fee construction portion of the services to a construction management arrangement, whereby the customer contracts directly with construction contractors while the Company manages the effort for a fixed service fee. Under applicable accounting rules, the execution of these amendments is considered to be a "subsequent event," which needed to be considered for the periods affected. Since the Company had reopened its books for the restatement of the first quarter of 2005 and since it had not yet closed its books for the second quarter and third quarters of 2005, the Company needed to ascertain the effects of the contract amendments before closing the financial statements for these periods. This significantly slowed down the preparation of the restatements of the financial statements for the Form 10-Q/A for the first quarter of 2005 and of the Quarterly Reports on Form10-Qs for the second and third quarters of 2005. In addition, due to the foregoing, the review by the Company’s external auditors of the restated financial statements and the Form 10-Q/A for the first quarter of 2005 and the Quarterly Reports on Form 10-Q for the second and third quarters of 2005 has been delayed.

The Company estimates that it has spent over 2,000 person hours to date (which represents a majority of its accounting staff’s available time since mid-July 2005) in the preparation of the relevant materials and discussions with its outside auditors.

The Company believes that it will be able to file with the SEC its Amended Filings and its 2005 Quarterly Reports with the SEC no later than November 23, 2005 because, as of the date of this report, the Company has:

1) tested over 80% of its 2004 revenues for the business segment in which the errors occurred;

2) completed the recalculation of the effects of the identified errors and the effects of the renegotiated contract terms for all affected periods;

3) completed and sent to its outside auditors for review its Form 10-Q/A for the third quarter of 2004, and its Form 10-K/A for the year 2004; and

4) drafted its Quarterly Report on Form10-Q for the second quarter of 2005.

The Company has reviewed the foregoing timetable with its external auditors and it continues to work with the auditors to reach this deadline. The Company will continue to make every possible effort to accelerate these filing dates. The Company reiterates that it has determined that none of the errors detected by it arose as a result of any fraudulent conduct.

The Company has substantially completed the remediation of deficiencies discovered in its 2004 Sarbanes-Oxley section 404 review of financial reporting controls and is currently undertaking its 2005 review.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits 99.1 Press Release, dated October 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

October 31, 2005	By:	Dean J. Douglas

Name: Dean J. Douglas
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 31, 2005, issued by LCC International, Inc.